Exhibit 4.3.1

JOINDER AGREEMENT TO REGISTRATION RIGHTS AGREEMENT

Reference is hereby made to the Registration Rights Agreement, dated November 23, 2010 (the “Registration Rights Agreement”), by and among Giraffe Acquisition Corporation (“MergerCo”), the Initial Purchasers named therein and the other parties thereto. Unless otherwise defined herein, terms defined in the Registration Rights Agreement and used herein shall have the meanings given them in the Registration Rights Agreement.

Each of the undersigned parties hereby unconditionally and irrevocably expressly assumes, confirms and agrees to perform and observe as the Issuer or a Guarantor (as applicable) each and any of the covenants, agreements, terms, conditions, obligations, appointments, duties, promises and liabilities of the Issuer or a Guarantor (as applicable) under the Registration Rights Agreement as if it were an original signatory thereto.

Each of the undersigned hereby agrees to promptly execute and deliver any and all further documents and take such further action as any other undersigned party or the Initial Purchasers may reasonably require to effect the purpose of this Joinder Agreement.

This Joinder Agreement shall be governed by and construed in accordance with the laws of the State of New York.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Joinder Agreement this 23rd day of November, 2010.

THE GYMBOREE CORPORATION

By:	/s/ Jeffrey P. Harris
Name: Jeffrey P. Harris
Title: Chief Financial Officer

GYM-CARD, LLC

By:	/s/ Jeffrey P. Harris
Name: Jeffrey P. Harris
Title: Chief Financial Officer

GYM-MARK, INC.

By:	/s/ Jeffrey P. Harris
Name: Jeffrey P. Harris
Title: Chief Financial Officer

GYMBOREE MANUFACTURING, INC.

By:	/s/ Jeffrey P. Harris
Name: Jeffrey P. Harris
Title: Chief Financial Officer

GYMBOREE OPERATIONS, INC.

By:	/s/ Jeffrey P. Harris
Name: Jeffrey P. Harris
Title: Chief Financial Officer

GYMBOREE PLAY PROGRAMS, INC.

By:	/s/ Jeffrey P. Harris
Name: Jeffrey P. Harris
Title: Chief Financial Officer

GYMBOREE RETAIL STORES, INC.

By:	/s/ Jeffrey P. Harris
Name: Jeffrey P. Harris
Title: Chief Financial Officer

S.C.C. WHOLESALE, INC.

By:	/s/ Jeffrey P. Harris
Name: Jeffrey P. Harris
Title: Chief Financial Officer